UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2020

BAKER HUGHES COMPANY	BAKER HUGHES HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-38143	81-4403168	Delaware	1-09397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)	(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road
Houston, Texas 77073
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Name of each exchange on which registered

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	New York Stock Exchange
5.125% Senior Notes due 2040	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures below under 8.01 of this Current Report on Form
8-K
are also responsive to Item 2.03 of this Current Report on Form
8-K
and are hereby incorporated by reference into this Item 2.03.
Item 8.01.	Other Events

Notes Offering
On May 1, 2020, Baker Hughes Holdings LLC (“BHH LLC”) and Baker Hughes
Co-Obligor,
Inc. (the
“Co-Obligor,”
and together with BHH LLC, the “Issuers”) closed the offering of $500,000,000 aggregate principal amount of 4.486% Senior Notes due 2030 (the “Securities”). The Securities, which were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) by and among the Issuers and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC as representatives of the underwriters named therein, are registered pursuant to the Company’s shelf registration statement on Form
S-3
(File Nos.
333-222111
and
333-22211-01),
filed on December 15, 2017.
The Securities were issued under an indenture dated as of October 28, 2008 (the “Base Indenture”), between BHH LLC (as successor to Baker Hughes Incorporated) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the Second Supplemental Indenture, dated as of July 3, 2017, among BHH LLC, the
Co-Obligor
and the Trustee and as further amended and supplemented by the Fifth Supplemental Indenture, dated as of the date hereof, among BHH LLC, the
Co-Obligor
and the Trustee (together, the “Indenture”).
The Securities bear interest at 4.486% per annum and will mature on May 1, 2030. Interest on the Securities is payable on May 1 and November 1 of each year beginning November 1, 2020. At any time and from time to time prior to February 1, 2030, the Issuers may redeem the Securities, in whole or in part, at a “make-whole” redemption price as described in the Indenture. At any time and from time to time on or after February 1, 2030, the Issuers may redeem some or all of the Securities at a redemption price equal to 100% of the principal amount of the Securities to be redeemed as described in the Indenture.
The Indenture contains certain restrictions, including a limitation that restricts the Issuers’ ability and the ability of its subsidiaries to incur liens and enter into sale and leaseback transactions. The Indenture also restricts the ability of the Issuers to consolidate, merge or transfer all or substantially all of their assets.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the of the Base Indenture, which was filed as Exhibit 4.1 to the Current Report of Baker Hughes Incorporated on Form
8-K
filed on October 29, 2008, the Second Supplemental Indenture, which was filed as Exhibit 4.1 to the Current Report of BHGE LLC on Form
8-K12B
filed on July 3, 2017 and the Fifth Supplemental Indenture (including the forms of the Securities attached thereto) and the Underwriting Agreement, each of which is filed as Exhibit 1.1 and Exhibit 4.1 hereto.
Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 28, 2020, by and among the Issuers and J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC.

4.1	Fifth Supplemental Indenture, dated May 1, 2020, among Baker Hughes Holdings LLC, Baker Hughes Co-Obligor, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of 4.486% Senior Notes due 2030.

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

101.SCH*	Inline XBRL Schema Document

101.CAL*	Inline XBRL Calculation Linkbase Document

101.LAB*	Inline XBRL Label Linkbase Document

101.PRE*	Inline XBRL Presentation Linkbase Document

101.DEF*	Inline XBRL Definition Linkbase Document

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baker Hughes Company

Date: May 1, 2020	By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Associate General Counsel and Corporate Secretary

Baker Hughes Holdings LLC

Date: May 1, 2020	By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Associate General Counsel and Corporate Secretary